Moerus Worldwide Value Fund

a Series of Northern Lights Fund Trust IV

Class N Shares - MOWNX

Institutional Class Shares - MOWIX

Supplement dated October 18, 2016

to the Statement of Additional Information (“SAI”) dated May 23, 2016

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Effective immediately, the following paragraph in the “Purchase, Redemption and Pricing of Shares” section on page 45 of the Fund’s SAI is replaced in its entirety:

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share on a per-class basis (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any. The Fund and the adviser each reserve the right to waive any investment minimum requirement as described in the prospectus.

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You should read this Supplement in conjunction with the Prospectus and SAI, each dated May 23, 2016. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-MOERUS1.

Please retain this Supplement for future reference.